                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   July 25, 2002


                            STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-68440               56-1581761
----------------------------         ------------------     --------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation or                    file               Identification
       Organization)                       number)                 Number)


111 Pencader Drive Newark, Delaware                                 19702
-------------------------------------------------------     --------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Strategic Diagnostics Inc. on
                  July 25, 2002.


Item 9.  Regulation FD Disclosure

         On July 25, 2002, Strategic Diagnostics Inc. issued a press release providing its second quarter results. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: July 30, 2002                      Strategic Diagnostics Inc.
      -------------

                                    By:  /s/ Arthur A. Koch, Jr.
                                         ---------------------------------------
                                         Arthur A. Koch, Jr.
                                         Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Strategic Diagnostics Inc. on
                  July 25, 2002.